UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2024, the board of directors of the Company (the “Board”) approved the appointment of Torsten Hombeck to Chief Financial Officer, effective December 16, 2024. Dr. Hombeck will serve as the Company’s principal financial officer and principal accounting officer.

Dr. Hombeck, 55, most recently served as Chief Financial Officer of Aspira Women’s Health, Inc. from June 2023 until June 2024. Prior to this, Dr. Hombeck served as our Chief Financial Officer from October 2019 until June 2024. From August 2017 until April 2019, he served as Chief Executive Officer and Chief Financial Officer of Fagus GreCon, Inc. His previous positions include Chief Commercial and Strategy Officer and Managing Director at Promethera Biosciences, a private biopharmaceutical company, and Co-Chief Executive Officer and Chief Business Officer at Cytonet, where he played an integral role in its acquisition by Promethera in 2016. Dr. Hombeck also served as Chief Financial Officer at both Agennix and GPC Biotech. He holds a Masters in Business Administration and a Ph.D. in Finance from the EBS University of Business and Law, Ostrich-Winkel.

Dr. Hombeck will be entitled to an annual base salary of $300,000 per year, with a target bonus percentage of up to 100%.

There are no arrangements or understandings between Dr. Hombeck and any other persons pursuant to which Dr. Hombeck was appointed as Chief Financial Officer of the Company. In addition, there are no family relationships between Dr. Hombeck and any director or executive officer of the Company, and there are no transactions involving Dr. Hombeck requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: December 16, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer